UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2010
Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	000-51239	30-0288470

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Rockville Financial, Inc. (the “Company”) announced at its annual meeting on April 27, 2010 (“Annual Meeting”) that as of that date Joseph F. Jeamel, Jr. is no longer the Executive Vice President of the Company or the Chief Operating Officer of Rockville Bank (the “Bank”). He continues to be a director of the Company until his term expires at the Company’s 2011 annual meeting. His anticipated retirement effective June 30, 2010 had been announced previously by the Company.
     Replacing Mr. Jeamel are Christopher E. Buchholz and Richard J. Trachimowicz, both are Executive Vice Presidents of the Company and the Bank and they will assume Mr. Jeamel’s responsibilities.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2010	ROCKVILLE FINANCIAL, INC. Registrant
	By:	/s/ Christopher E. Buchholz
Christopher E. Buchholz
Executive Vice President